SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
                     _________________________
                            FORM 8-K


                          CURRENT REPORT
      Pursuant to Section 13 or 15 (d) of The Securities Exchange
                           Act of 1934


     Date of Report (Date Earliest Event Reported)         December 7, 1998


                          STEVIA COMPANY, INC.
         (Exact name of Registrant as specified in its charter)


     Illinois                    0-11718                    36-2967419
------------------------------------------------------------------------------
(State or other jurisdiction (Commission File Number) (IRS Employer identifi-
of incorporation)                                        cation)

                1940 E. Devon, Elk Grove Village, Illinois 60007
--------------------------------------------------------------------------------
                  (Address of principal executive offices)

Registrant's telephone number, including area code:     (847) 593-0226


N/A
--------------------------------------------------------------------------------
       (Former name or former address, if changed since last report)

Item 3.  Bankruptcy or Receivership.

          On November 17, 1998, Stevia Company, Inc. (the "Company") voluntarily filed a Complaint for Judicial Dissolution under Section 5/12.50 of the Illinois Business Corporation Act of 1983 in the State of Illinois Circuit Court for the County of Cook, County Department, Chancery Division. The case has been assigned to the Honorable Ellis Reid and designated as case number 98 CH 15912.

     On December 7, 1998, the Circuit Court for the County of Cook, County Department, Chancery Division, of Illinois (the "Court") approved the Motion of the Company to appoint Lauane C. Addis, Secretary and General Counsel, as a Receiver Pendant Lite. The Court also approved the sale of the Company's Pueblo, Colorado facility pursuant to the terms of the Commercial Contract to Buy and Sell Real Estate dated June 1, 1998, between the Company and Pacific Aero Manufacturing, Inc. A hearing for approval of the Complaint for Judicial Dissolution has not been scheduled.

Item 7.  Financial Statements Pro Forma and Exhibits Financial Information

(c)     Exhibits

99.1     Press Release issued by the Company on December 8, 1998.

99.2 Court Order approving Lauane C. Addis as Receiver Pendant Lite and authorizing sale of the Company's Pueblo, Colorado facility.

99.3 Commercial Contract to Buy and Sell Real Estate dated June 1, 1998, between the Company and Pacific Aero Manufacturing, Inc. (i).

----------------------

(i) Incorporated by reference to Form 10Q for the quarterly period ended July 31, 1998 filed with the Securities and Exchange Commission.

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   STEVIA COMPANY, INC.


Date:     December 8, 1998      By: /s/ Fred K. Suzuki /s/
                                    ------------------------------
                                    Fred K. Suzuki, President




                               By: /s/ Lauane C. Addis /s/
                                   -------------------------------
                                   Lauane C. Addis, Secretary

                              EXHIBIT INDEX


Exhibit        Sequential
Number         Page Number
-----------    -----------------

99.1           E-1  Press Release issued by the Company on December 8, 1998

99.2           E-3  Court Order approving Lauane C. Addis as Receiver Pendant
                    Lite and authorizing sale of the Company's Pueblo, Colorado facility.

                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
                         _________________________

                                 FORM 8-K

                               CURRENT REPORT
  Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934


  Date of Report (Date Earliest Event Reported)           December 7, 1998


                             STEVIA COMPANY, INC.
           (Exact name of Registrant as specified in its charter)


      Illinois                     0-11718                   36-2967419

--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)   (IRS Employer
   of incorporation)                                         Identification)

                 1940 E. Devon, Elk Grove Village, Illinois 60007
--------------------------------------------------------------------------------
                     (Address of principal executive offices)

Registrant's telephone number, including area code:     (847) 593-0226






                                 EXHIBITS

                               PRESS RELEASE


For Immediate Release
Company Contact: Fred K. Suzuki
                               (847) 593-0226

                            STEVIA COMPANY, INC. SEEKS JUDICIAL
DISSOLUTION

          Elk Grove, Illinois (December 8, 1998) - Stevia Company, Inc. (Unlisted) announced today that the Company has filed a voluntary Complaint for Judicial Dissolution under Section 5/12.50 of the Illinois Business Corporation Act of 1983 in the Circuit Court of Cook County, County Department, Chancery Division. The Company further announced that the Court has approved the appointment of Lauane C. Addis, Secretary and General Counsel of the Company, as an interim receiver and approved the sale of the Company's Pueblo, Colorado facility.

          Fred K. Suzuki, President, said that "The Company has not been successful in commercializing its alternative sweetener, Rebaudioside A, or other products derived from the Stevia Rebaudiana plant." The Company has incurred significant losses during the past several years, and has not been able to obtain financing to commence proposed commercial operations.

     On June 1, 1998, Stevia Company, Inc. entered into a contract for the sale of its uncompleted processing facility in Pueblo, Colorado. The Court approved of the sale of the Pueblo, Colorado facility pursuant to the terms of this contract. The Company expects to use the proceeds from the sale of the facility and its other remaining assets to pay creditors.

          "Judicial Dissolution is prudent because the Company can no longer conduct its business operations for the benefit of the Shareholders," said Mr. Suzuki. "Unless action is taken quickly in a manner to hold cost of dissolution to a minimum, the Company will be unable to pay its creditors," he added.

     Stevia Company, Inc. was organized for the purpose of developing, manufacturing and marketing national sweeteners and other products derived from the Stevia Rebaudiana plant. One product, Rebaudioside A, is a sweetener, 225-450 times sweeter than sugar.

          This Press Release contains forward-looking statements that involve risks and uncertainties. Actual results, events and performance could differ materially from those contemplated by these forward-looking statements. Among the factors that could cause actual results, events and performance to differ materially are risks and uncertainties discussed in this Press Release and those detailed from time to time in the Company's filing with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ending April 30, 1998, the Company's Quarterly Reports on Form 10-Q for the quarterly periods ended July 31 and October 31, 1998, and in the Company's other public reports and statements.

                                EXHIBIT 3

                IN THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS
                     COUNTY DEPARTMENT, CHANCERY DIVISION


IN RE:                                 )
                                       )
     DISSOLUTION OF                    )
     STEVIA COMPANY, INC.              ) 98 CH 15912
                                       )
                                       )

                                     ORDER

     This matter came on to be heard on the continued Motion for the Appointment of a Receiver; the Court conducted a hearing on the Motion, orders as follows:

     A.  Lauane C. Addis shall be appointed Receiver Pendant Lite.

     B. As Receiver, Lauane C. Addis shall be authorized to sell and close 33850 United Avenue, Pueblo, Colorado, pursuant to the contract dated June 1, 1998, with Pacific Aero Manufacturing as purchaser, and shall hold proceeds subject to Court approval.











Atty. No. 55429                      Clerk of the Circuit Court
Name Bruce de'Medici                 AURELIA PUCINSKI
Attorney for Stevia Co., Inc.
Address 53 W. Jackson, #30           ENTER: December 7, 1998
City/Zip Chicago, IL 60604
Telephone (312) 431-1670             By: \s\ Judge E. Reid, #191 \s\
                                         ----------------------------

      AURELIA PUCINSKI, CLERK OF THE CIRCUIT COURT OF COOK COUNTY, IL

                                 E-3